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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                           DOMINION RESOURCES, INC.
            (Exact name of registrant as specified in its charter)

           VIRGINIA                                        54-1229715
  (State of incorporation or                     (I.R.S. employer identification
         organization)                                       number)

    120 TREDEGAR STREET, RICHMOND, VIRGINIA                   23219
    (Address of principal executive offices)               (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-93187

Securities to be registered pursuant to Section 12(b) of the Act:

                                                Name of each exchange on which
  Title of each class to be so registered       each class is to be registered
  ---------------------------------------       ------------------------------

     Premium Income Equity Securities              New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                               (Title of Class)
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information set forth in the section entitled "Description of the PIES" in the Company's prospectus supplement, dated October 5, 2000 (the "Prospectus Supplement"), to the Company's prospectus, dated January 6, 2000 (the "Prospectus"), filed on October 6, 2000 with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the "Securities Act"), is incorporated herein by reference. The Prospectus Supplement and the Prospectus are part of the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

ITEM 2.     EXHIBITS.

1. The Prospectus Supplement and the Prospectus        Incorporated herein by reference to the Company's Prospectus
                                                       Supplement and the Prospectus filed with the SEC on October
                                                       6, 2000 pursuant to Rule 424(b)(5) under the Securities Act.

2. Form of Purchase Contract Agreement                 Filed herewith.

3. Form of Certificate Evidencing Corporate PIES       Included as Exhibit A to the Form of Purchase Contract
                                                       Agreement filed as Exhibit 2 hereto.

4. Form of Certificate Evidencing Treasury PIES        Included as Exhibit B to the Form of Purchase Contract
                                                       Agreement filed as Exhibit 2 hereto.

5. Form of Senior Indenture                            Incorporated by reference to Exhibit 4(iii) to the
                                                       Company's Registration Statement on Form S-3
                                                       (Registration No. 333-93187).

6. Form of Seventh Supplemental Indenture              Filed herewith.

7. Form of Senior Note                                 Included as Exhibit A to the Form of Seventh Supplemental
                                                       Indenture filed as Exhibit 6 hereto.

8. Form of Pledge Agreement                            Filed herewith.

9. Form of Remarketing Agreement                       Filed herewith.

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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  Dominion Resources, Inc.



                                                  /s/ G. Scott Hetzer
                                                  ---------------------------
                                                  Name:  G. Scott Hetzer
                                                  Title: Senior Vice President
                                                         and Treasurer

Dated:  October 6, 2000

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                                 EXHIBIT LIST

1. The Prospectus Supplement and the Prospectus      Incorporated herein by reference to the Company's Prospectus
                                                     Supplement and the Prospectus filed with the SEC on October
                                                     6, 2000 pursuant to Rule 424(b)(5) under the Securities Act.


2. Form of Purchase Contract Agreement               Filed herewith.

3. Form of Certificate Evidencing Corporate PIES     Included as Exhibit A to the Form of Purchase Contract
                                                     Agreement filed as Exhibit 2 hereto.

4. Form of Certificate Evidencing Treasury PIES      Included as Exhibit B to the Form of Purchase Contract
                                                     Agreement filed as Exhibit 2 hereto.

5. Form of Senior Indenture                          Incorporated by reference to Exhibit 4(iii) to the
                                                     Company's Registration Statement on Form S-3
                                                     (Registration No. 333-93187).

6. Form of Seventh Supplemental Indenture            Filed herewith.

7. Form of Senior Note                               Included as Exhibit A to the Form of Seventh Supplemental
                                                     Indenture filed as Exhibit 6 hereto.

8. Form of Pledge Agreement                          Filed herewith.

9. Form of Remarketing Agreement                     Filed herewith.

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